UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2010

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Verizon Communications Inc.’s 2010 Annual Meeting of Shareholders was held on May 6, 2010. At the meeting, the following items were submitted to a vote of shareholders.

The number of common shares present at the Annual Meeting of Shareholders of Verizon Communications Inc. was 2,355,624,207 or 83.07% of the common shares outstanding on March 8, 2010, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes
Richard L. Carrión	1,759,414,643	85,396,437	25,667,956	485,145,171
M. Frances Keeth	1,778,019,293	67,531,807	24,927,936	485,145,171
Robert W. Lane	1,776,797,599	68,624,879	25,056,558	485,145,171
Sandra O. Moose	1,773,164,115	72,785,864	24,529,057	485,145,171
Joseph Neubauer	1,582,987,835	262,665,685	24,825,516	485,145,171
Donald T. Nicolaisen	1,772,511,323	72,294,238	25,673,475	485,145,171
Thomas H. O’Brien	1,762,752,409	82,112,889	25,613,738	485,145,171
Clarence Otis, Jr.	1,745,378,251	100,476,088	24,624,697	485,145,171
Hugh B. Price	1,761,935,688	83,166,247	25,377,101	485,145,171
Ivan G. Seidenberg	1,739,627,075	107,701,000	23,150,961	485,145,171
Rodney E. Slater	1,728,069,004	116,819,881	25,590,151	485,145,171
John W. Snow	1,764,515,725	81,218,904	24,744,407	485,145,171
John R. Stafford	1,758,149,788	87,027,241	25,302,007	485,145,171

(b)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2010 was ratified with 2,276,820,929 votes for, 54,736,893 votes against, 24,066,385 abstentions and 485,145,171 broker non-votes.

(c)	A proposal regarding Advisory Vote Related to Executive Compensation was approved with 1,927,457,015 votes for, 324,821,610 votes against, 103,345,582 abstentions and 485,145,171 broker non-votes.

(d)	A shareholder proposal regarding Prohibiting the Grant of Stock Options was defeated with 158,723,094 votes for, 1,682,827,286 votes against, 28,928,656 abstentions and 485,145,171 broker non-votes.

(e)	A shareholder proposal regarding Gender Identity Non-Discrimination Policy was defeated with 547,756,462 votes for, 1,045,315,659 votes against, 277,406,915 abstentions and 485,145,171 broker non-votes.

(f)	A shareholder proposal regarding Performance Stock Unit Performance Thresholds was defeated with 549,942,130 votes for, 1,265,117,827 votes against, 55,419,079 abstentions and 485,145,171 broker non-votes.

(g)	A shareholder proposal regarding Shareholder Right to Call a Special Meeting was defeated with 796,133,112 votes for, 1,045,225,048 votes against, 29,120,876 abstentions and 485,145,171 broker non-votes.

(h)	A shareholder proposal regarding Adopt and Disclose Succession Planning Policy was defeated with 585,687,015 votes for, 1,224,759,072 votes against, 60,032,949 abstentions and 485,145,171 broker non-votes.

(i)	A shareholder proposal regarding Shareholder Approval of Benefits Paid After Death was defeated with 776,125,222 votes for, 1,041,560,305 votes against, 52,793,509 abstentions and 485,145,171 broker non-votes.

(j)	A shareholder proposal regarding Executive Stock Retention Requirements was defeated with 545,396,442 votes for, 1,294,474,168 votes against, 30,608,426 abstentions and 485,145,171 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: May 12, 2010	/s/ William L. Horton, Jr.
William L. Horton, Jr. Senior Vice President, Deputy General Counsel and Corporate Secretary